UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2009

ENVIRONMENTAL POWER CORPORATION

(Exact name of company as specified in its charter)

Delaware	001-32393	75-3117389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 White Plains Road, 6th Floor, Tarrytown, New York 10591

(Address of principal executive offices, including zip code)

(914) 631-1435

(Company’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01 – REGULATION FD DISCLOSURE

On March 11, 2009, Environmental Power Corporation (the “Company”) filed a prospectus supplement, dated March 10, 2009, with the Securities and Exchange Commission (the “SEC”) relating to a firm commitment underwritten public offering of $5,000,000 aggregate original principal amount of its 14% Convertible Notes due January 1, 2014 (the “Prospectus Supplement”). The Prospectus Supplement was filed pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”) and relates to the Company’s Registration Statement on Form S-3 (SEC File No. 333-152807) and the prospectus, dated October 17, 2008, included therein, relating to the Company’s offering, from time to time, of up to $50,000,000 original principal amount of its debt securities (the “Registration Statement”).

The Prospectus Supplement includes a section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Preliminary Unaudited Financial Results for the Year Ended December 31, 2008” beginning on page S-39 thereof. Such section is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any or our securities, and such securities cannot be sold in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Section of Prospectus Supplement, dated March 10, 2009, entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Preliminary Unaudited Financial Results for the Year Ended December 31, 2008” beginning on page S-39 thereof (incorporated by reference to the Company’s Prospectus Supplement, dated March 10, 2009, filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act (SEC File No. 333-152807)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

By:	/s/ Michael E. Thomas
Michael E. Thomas
Senior Vice President, Chief Financial Officer and Treasurer

Dated: March 11, 2009

EXHIBIT INDEX

99.1	Section of Prospectus Supplement, dated March 10, 2009, entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Preliminary Unaudited Financial Results for the Year Ended December 31, 2008” beginning on page S-39 thereof (incorporated by reference to the Company’s Prospectus Supplement, dated March 10, 2009, filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act (SEC File No. 333-152807))